UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2017

Huttig Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14982	43-0334550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Dr., Suite 400, St. Louis, MO		63141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (314) 216-2600

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Huttig Building Products, Inc., a Delaware corporation (the “Company”), is furnishing this Current Report on Form 8-K/A (this “Amendment”) solely for the purpose of correcting and including certain inadvertently omitted information in the Company presentation (the “Original Investor Presentation”) furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K furnished to the Securities and Exchange Commission on March 29, 2017 (the “Original Report”). This Amendment does not reflect events occurring after the filing of the Original Report, or modify or update those disclosures that may be affected by subsequent events, and no other changes are being made to any other disclosure contained in the Original Report.

Item 7.01	Regulation FD Disclosure

On March 29, 2017, the Company furnished the Original Report, which included the Original Investor Presentation as Exhibit 99.1 to the Company’s Original Report. The following corrections to the Original Investor Presentation are reflected in the revised investor presentation furnished as Exhibit 99.1 to this Amendment: (i) page 2 has been added, (ii) a non-substantive modification to the first segment highlight on page 7 has been made, and information missing from the first graph on page 12 has been included. Except for the foregoing changes, the revised investor presentation attached hereto as Exhibit 99.1 is identical to the Original Investor Presentation. The revised investor presentation replaces and supersedes the Original Investor Presentation.

By filing this report on Form 8-K/A and furnishing the revised investor presentation, the Company makes no admission as to the materiality of any information in this report, including without limitation the revised investor presentation.

The information furnished in this Current Report, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Revised Company Presentation in use beginning March 29, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huttig Building Products, Inc.
(Registrant)

Date: March 31, 2017
	By:	/s/ Oscar A. Martinez
Oscar A. Martinez
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Revised Company Presentation in use beginning March 29, 2017